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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:
                  03/20/98

Investor Certificateholder Floating Allocation Percentage
                                    96.33%
Investor Certificateholder Fixed Allocation Percentage
                                    97.90%
Aggregate Amount of  Collections
                              16,169,686.73
     Aggregate Amount of  Interest Collections
                              4,210,106.58
     Aggregate Amount of  Principal Collections
                              11,959,580.15
Int. Collections Alloc. to Investor
                              4,055,793.54
Class A Principal Collections
                              11,009,618.66
Seller Interest Collections
                                    154,313.04
Seller Principal Collections
                                    949,961.49
Weighted Average Loan Rate
                                    13.78%
Net Loan Rate
                                          12.78%
Weighted Average Maximum Loan Rate
                                    18.86%
Class A-1 Certificate Rate
                                          5.8750%
Maximum Investor Certificate Rate
                              12.9500%
Class A-1 Certificate Interest Distributed
                              1,503,134.55
Class A-1 Investor Certificate Interest Shortfall before Draw
                                    0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                                    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                                    0.00
Unpaid Class A-1 Carryover Interest Amount
                                    0.00
Maximum Principal Dist. Amount (MPDA)
                        11,708,428.97
Alternative Principal Dist. Amount (APDA)
                              11,009,618.66
Rapid Amortization Period? (Y=1, N=0)
                                    0.00
Scheduled Principal  Distribution Amount (SPDA)
                              11,009,618.66
Principal  allocable to Class A-1
                              11,009,618.66
SPDA deposited to Funding Account
                                    0.00
Accelerated Principal Distribution Amount
                                    0.00
APDA allocable to Class A-1
                                    0.00
Reimbursement to Credit Enhancer
                                    0.00
Spread Trigger hit?
                                    No
Reduction in Certificate Principal Balance due to Current Class
A-1 Liquidation Loss Amount   579,402.53
Cumulative Investor Liquidation Loss Amount
                              579,402.53
Total Principal allocable to A-1
                              11,589,021.19
Beginning Class A-1 Certificate Principal Balance
                              328,953,457.71
Ending Class A-1 Certificate Principal Balance
                              317,364,436.52
Pool Factor (PF)
                 0.4977017
Retransfer Deposit Amount
                                    0.00
Servicing Fees Distributed
                                    276,839.02
Beg. Accrued and Unpaid Inv. Servicing Fees
                                    0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
                                    0.00
End. Accrued and Unpaid Inv. Servicing Fees
                                    0.00
Aggregate Investor Liquidation Loss Amount
                              579,402.53

Servicer Certificate (Page 2 of  3)
Distribution Date:
                  03/20/98

Investor Loss Reduction Amount
                                    0.00
Beginning Pool Balance
                              344,846,415.61
Ending Pool Balance
                              333,234,871.92
Beginning Invested Amount
                              332,206,826.71
Ending Invested Amount
                              320,617,805.52
Beginning Seller Principal Balance
                              12,639,588.90
Ending Seller Principal Balance
                              12,617,066.40
Additional Balances
                                    949,961.49
Beginning Funding Account Balance
                                    0.00
Ending Funding Account Balance
                                    0.00
Ending Funding Account Balance % (before any purchase of
Subsequent Loans or re                    0.00%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release                    0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period
                              0.00
Principal Collections to purchase Additional Balances and/or paid
to Cert.                            0.00
Beginning  Pre-Funding Account Balance
                                    0.00
Ending Pre-Funding Account Balance
                                    0.00
Pre-Funding Earnings
                                    0.00
Beginning Capitalized Interest Account
                                    0.00
Capital Interest Requirement (Transferred to Collection Account)
                                    0.00
Ending Capitalized Interest Account
                                    0.00
Beginning Spread Account Balance
                              6,506,737.00
Ending Spread Account Balance
                              6,506,737.00
Beginning Seller Interest
                                          3.6653%
Ending Seller's Interest
                                          3.7862%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts
                                          227
     Trust Balance
                              8,084,828.14
   90+ days (Del Stat 3+)
     No. of Accounts
                                          493
     Trust Balance
                                    15,733,598.49
   270+ days (Del Stat 9+)
     No. of Accounts
                                          213
     Trust Balance
                              7,523,672.97
   REO
     No. of Accounts
                                    53
     Trust Balance
                              2,400,812.30
Rapid Amortization Event ?
                              No
   Failure to make payment within 5 Business Days of Required
Date ?                        No
   Failure to perform covenant relating to Trust's Security
Interest ?                          No
   Failure to perform other covenants as described in the
Agreement ?                         No
   Breach of Representation or Warranty ?
                              No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                              No
   Subject to Investment Company Act of 1940 Regulation ?
                        No
   Servicing Termination ?
                              No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the
Cut-off Balanc          No
Event of Default ?
                                    No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?               No
   Failure by Servicer to perform covenant relating to Trust's
Security Interes                    No
   Failure by Servicer to perform other covenants as described in
the Agreement           No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                    No
Servicer Certificate (Page 3 of  3)
Distribution Date:
                  03/20/98

   Trigger Event ?
                                    No
Policy Fee Distributed to Credit Enhancer (Paid directly from
HFC)                          N/A
Premium Distributed to Credit Enhancer
                                    0.00
Amount Distributed to Seller
                              1,104,274.53
Master Servicer Credit Facility Amount
                                    0.00
Guaranteed Principal Distribution Amount
                                    0.00
Credit Enhancement Draw Amount
                                    0.00
Spread Account Draw Amount
                                    0.00
Capitalized Interest Account Draw
                                    0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))
                                    0.00
Amount paid to Trustee
                                    0.00
Cumulative Draw under Policy
                                    0.00
Net Yield
                                          5.01%
Total  Available Funds
     Aggregate Amount of Collections
                              16,169,686.73
     Deposit for principal not used to purchase subsequent loans
                                    0.00
     Interest Earnings on the Pre-Funding Account
                                    0.00
     Deposit from Capitalized Interest Account
                                    0.00
     Total
                                    16,169,686.73
Application of Available Funds
     Servicing Fee
                                    276,839.02
     Prinicpal and Interest to Class A-1
                              13,092,155.74
     Seller's portion of Principal and Interest
                              1,104,274.53
     Funds deposited into Funding Account (Net)
                                    0.00
     Funds deposited into Spread  Account
                                    0.00
     Excess funds released to Seller
                              1,696,417.44
     Total
                                    16,169,686.73

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 1)
Distribution Date:
                  03/20/98
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage
                              96.3347%
Class A Certificateholder Fixed Allocation Percentage
                              97.9000%
Beginning Class A-1 Certificate Balance
                              328,953,457.71
Class A-1 Certificate Rate
                                    5.875000%
Class A-1 Certificate Interest Distributed
                                    2.357266
Class A-1 Certificate Interest Shortfall Distributed
                                    0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall
                              0.000000
Rapid Amortization Event ?
                              No
Class A-1 Certificate Principal Distributed
                                    18.174295
   Maximum Principal Distribution Amount
                              18.361555
   Scheduled Principal  Distribution Amount (SPDA)
                              17.265657
   Accelerated Principal Distribution Amount
                              0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                              0.908639
Total Amount Distributed to Certificateholders
                                    19.622923
Principal Collections deposited into Funding Account
                                    0.00
Ending Funding Account Balance
                                    0.00
Ending Class A-1 Certificate Balance
                              317,364,436.52
Class A-1 Factor
                                    0.4977017
Pool Factor (PF)
                                    0.4977017
Unreimbursed Liquidation Loss Amount
                                    $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount
                              $0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                              $0.00
Class A Servicing Fee
                                    276,839.02
Beginning Invested Amount
                              332,206,826.71
Ending Invested Amount
                              320,617,805.52
Beginning Pool Balance
                              344,846,415.61
Ending Pool Balance
                              333,234,871.92
Spread Account Draw Amount
                                    0.00
Credit Enhancement Draw Amount
                                    0.00
DELINQUENCY & REO STATUS
   60 - 89 days (Del Stat 2)
     No. of Accounts
                                          227
     Trust Balance
                              8,084,828.14
   90+ days (Del Stat 3+)
     No. of Accounts
                                          493
     Trust Balance
                                    15,733,598.49
   REO
     No. of Accounts
                                    53
     Trust Balance
                              2,400,812.30
Aggregate Liquidation Loss Amount for Liquidated Loans
                              306,529.38
Class A-1 Certificate Rate for Next Distribution Date
                              To be updated
Amount of any Draws on the Policy
                                    0.00
Subsequent Mortgage Loans
     No. of Accounts
                                          0.00
     Trust Balance
                                          0.00
Pre-Funded Amount (Ending)
                                    0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts
                                          0
     Trust Balance
                                          0.00
Capitalized Interest Account (Ending)
                                    0.00
Earnings on the Pre-Funding Account
                                    0.00